UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

PROLOGIS, INC.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07	Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Stockholders held on May 2, 2018, our stockholders approved by requisite vote the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in our Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 22, 2018.

1.	Elect eleven directors to our board of directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hamid R. Moghadam	426,273,423	20,195,408	22,537,169	15,863,612
Cristina G. Bita	467,817,666	1,076,683	111,651	15,863,612
George L. Fotiades	462,935,622	5,950,749	119,629	15,863,612
Lydia H. Kennard	458,646,310	10,247,622	112,068	15,863,612
J. Michael Losh	445,814,281	22,594,672	597,047	15,863,612
Irving F. Lyons III	466,441,599	2,442,267	122,134	15,863,612
David P. O'Connor	465,557,370	3,328,718	119,912	15,863,612
Olivier Piani	467,550,783	1,334,757	120,460	15,863,612
Jeffrey L. Skelton	422,298,711	46,586,631	120,658	15,863,612
Carl B. Webb	466,396,132	2,157,655	452,213	15,863,612
William D. Zollars	463,980,390	4,905,533	120,077	15,863,612

2.	Advisory Vote to Approve the Company’s Executive Compensation for 2017

Votes For	Votes Against	Abstentions	Broker Non-Votes
436,265,120	32,020,049	720,831	15,863,612

3.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
478,308,074	6,440,123	121,415	-

Item 8.01 Other Items

On May 2, 2018, our board of directors approved a form of Amended and Restated Director Deferred Stock Unit Award Terms applicable to certain deferred stock unit awards granted to our directors under our 2012 Long-term Incentive Plan.  The award terms were amended to reflect that, unless otherwise elected, deferred stock unit awards will generally be paid upon the earlier of termination of directorship or the end of a three-year deferral period.

The form of Director Deferred Stock Unit Award Terms is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Director Deferred Stock Unit Award Terms

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated Director Deferred Stock Unit Award Terms

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2018

PROLOGIS, INC.

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel

Date: May 7, 2018

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel